Exhibit 99.3

Home Point Capital Inc.
Second Quarter 2021 Earnings
Supplemental Financial Data

August 10, 2021

Legal Disclaimers

1. Non-GAAP Financial Measures

To provide investors with information in addition to our results as determined under Generally Accepted Accounting Principles (“GAAP”), we disclose Adjusted revenue, Adjusted net Income, and Adjusted net margin as “non-GAAP measures,” which management believes provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies.

We define Adjusted revenue as Total net revenue exclusive of the impact of the change in fair value of MSRs related to changes in valuation inputs and assumptions, net of MSRs hedge and adjusted for Income from equity method investment.

We define Adjusted net income as Net income (loss) exclusive of the impact of the change in fair value of MSRs related to changes in valuation inputs and assumptions, net of MSRs hedge.

We exclude changes in fair value of MSRs, net of hedge from each of Adjusted revenue and Adjusted net income (loss) as they add volatility and are not indicative of the Company’s operating performance or results of operation. This adjustment does not include changes in fair value of MSRs due to realization of cash flows, which remain in each of Adjusted revenue and Adjusted net income (loss). Realization of cash flows occurs when cash is collected as customers make scheduled payments, partial prepayments of principal, or pay their mortgage in full.

We define Adjusted net margin by dividing Adjusted net income by Adjusted revenue.

We believe that Adjusted revenue, Adjusted net Income, and Adjusted net margin can provide useful information to investors and others in understanding and evaluating our operating results. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, or any other operating performance measure calculated in accordance with GAAP and may not be comparable to a similarly titled measure reported by other companies.

We believe that the presentation of Adjusted revenue, Adjusted net Income, and Adjusted net margin provides useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted revenue, Adjusted net Income, and Adjusted net margin provide indicators of performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period, and management relies on these measures for planning and forecasting of future periods. The Company measures the performance of the segments primarily on a contribution margin basis. Additionally, these measures allow management to compare our results with those of other companies that have different financing and capital structures. However, other companies may define Adjusted revenue, Adjusted net Income, and Adjusted net margin differently, and as a result, our measures of Adjusted revenue, Adjusted net Income, and Adjusted net margin may not be directly comparable to those of other companies.

2. Forward Looking Statements

This presentation contains certain “forward-looking statements,” as that term is defined in the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Home Point Capital Inc. (“we,” “our,” “us” or the “Company”) or its representatives have made, or may make, forward-looking statements orally or in writing. These forward-looking statements include, but are not limited to, statements other than statements of historical facts, including among others, statements relating to the Company’s future financial performance, the Company’s business prospects and strategy, anticipated financial position, liquidity and capital needs, the industry in which the Company operates and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. These forward-looking statements, which are based on currently available information, operating plans, and projections about events and trends, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: the spread of the COVID-19 outbreak and severe disruptions in the U.S. and global economy and financial markets it has caused; our reliance on our financing arrangements to fund mortgage loans and otherwise operate our business; the dependence of our loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; counterparty risk; the requirement to make servicing advances that can be subject to delays in recovery or may not be recoverable in certain circumstances; competition for mortgage assets that may limit the availability of desirable originations, acquisitions and result in reduced risk-adjusted returns; our ability to continue to grow our loan origination business or effectively manage significant increases in our loan production volume; competition in the industry in which we operate; our success and growth of our production and servicing activities and the dependence upon our ability to adapt to and implement technological changes; the effectiveness of our risk management efforts; our ability to detect misconduct and fraud; any cybersecurity risks, cyber incidents and technology failures; our vendor relationships; our failure to deal appropriately with various issues that may give rise to reputational risk, including legal and regulatory requirements; risks and uncertainties associated with litigation, including any employment, intellectual property, consumer protection, class action and other litigation matters, and related unfavorable publicity; exposure to new risks and increased costs as a result of initiating new business activities or strategies or significantly expanding existing business activities or strategies; the impact of changes in political or economic stability or in government policies on our material vendors with operations in India; the impact of interest rate fluctuations; risks associated with hedging against interest rate exposure; the impact of any prolonged economic slowdown, recession or declining real estate values; risks associated with financing our assets with borrowings; risks associated with a decrease in value of our collateral; the dependence of our operations on access to our financing arrangements; risks associated with the financial and restrictive covenants included in our financing agreements; risks associated with higher risk loans that we service; risks associated with derivative financial instruments; our ability to foreclose on our mortgage assets in a timely manner or at all; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; legislative and regulatory changes that impact the mortgage loan industry or housing market; and changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or such changes that increase the cost of doing business with such entities. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in documents filed from time to time by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Home Point Capital Inc.
Condensed Consolidated Statements of Income and Non-GAAP Measurements
(Unaudited)
($ amounts in thousands)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Revenue:
Gain on loans, net	$75,029	$301,228	$422,158	$503,344	$356,871	$102,563	$64,006
Loan fee income	39,500	44,115	35,488	28,205	20,394	12,031	12,284
Interest income	34,648	25,577	17,811	14,709	11,812	15,849	16,700
Interest expense	(44,136)	(32,935)	(21,734)	(17,559)	(14,373)	(15,913)	(16,008)
Interest Income (expense), net	(9,488)	(7,358)	(3,922)	(2,850)	(2,561)	(65)	692
Loan servicing fees	85,584	70,338	54,328	48,350	42,308	43,246	40,139
Change in fair value of mortgage servicing rights	(106,905)	12,848	(54,727)	(66,749)	(72,248)	(91,527)	(21,966)
Other income	652	801	568	498	260	1,380	1,568
Total revenue, net	84,372	421,972	453,892	510,798	345,024	67,629	96,724

Expenses:
Compensation and benefits	127,296	153,642	151,784	117,177	81,334	52,950	51,626
Loan expense	17,483	17,695	12,915	8,733	7,624	5,329	4,037
Loan servicing expense	7,507	8,093	8,044	6,481	8,308	7,953	5,143
Production technology	8,169	9,286	7,617	6,378	5,049	3,113	2,860
General and administrative	26,549	26,237	28,113	16,213	11,867	10,900	9,468
Depreciation and amortization	2,350	2,761	1,369	1,236	1,427	1,499	1,523
Other expenses	8,638	9,336	13,177	7,093	2,755	2,238	1,529
Total expenses	197,992	227,049	223,019	163,312	118,366	83,982	76,187

Income (Loss) before income tax	(113,620)	194,923	230,873	347,486	226,658	(16,353)	20,537
Income tax expense (benefit)	(27,209)	50,117	49,248	93,294	59,501	(3,489)	4,580
Income from equity method investments	13,198	4,163	2,844	9,870	1,864	2,316	110
Net income (loss)	$(73,213)	$148,969	$184,470	$264,062	$169,022	$(10,548)	$16,067

Home Point Capital Inc.
Origination Segment
(Unaudited)
($ amounts in thousands)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Revenue:
Gain on loans, net	$75,004	$301,228	$422,198	$503,344	$356,871	$102,563	$64,794
Loan fee income	39,500	44,115	35,488	28,205	20,394	12,031	12,284
Loan servicing fees	-	(8)	(1,517)	236	(1,656)	(562)	(387)
Interest Income (expense), net	2,697	1,288	(228)	318	960	526	461
Total Origination segment revenue	117,201	346,623	455,941	532,103	376,569	114,558	77,152

Directly attributable expense	137,987	157,817	153,635	107,356	72,528	51,830	48,073

Contribution margin	$(20,786)	$188,806	$302,306	$424,747	$304,041	$62,728	$29,079

Home Point Capital Inc.
Servicing Segment
(Unaudited)
($ amounts in thousands)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Revenue:
Gain on loans, net	$17	$-	$(40)	$-	$-	$-	$(788)
Loan servicing fees	85,584	70,346	55,845	48,113	43,965	43,808	40,526
Interest Income, net	417	252	295	598	1,269	5,264	5,628
Other income	50	128	113	89	58	58	8
Total Servicing segment revenue	86,068	70,726	56,214	48,801	45,292	49,130	45,375

Directly attributable expense	18,768	18,722	18,314	13,937	15,463	13,267	9,825

Primary margin	67,300	52,004	37,899	34,864	29,829	35,863	35,549

Change in MSR fair value: amortization	(77,724)	(89,170)	(71,900)	(54,932)	(41,138)	(36,153)	(32,411)
Adjusted contribution margin	(10,429)	(37,166)	(34,001)	(20,068)	(11,308)	(290)	3,139
Change in MSR fair value: mark-to-market, net of hedge	(29,181)	102,108	17,173	(11,817)	(31,111)	(55,375)	10,445

Contribution margin	$(39,610)	$64,942	$(16,828)	$(31,885)	$(42,418)	$(55,665)	$13,584

Home Point Capital Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
($ amounts in thousands)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Assets:
Cash and cash equivalents	$209,880	$219,285	$165,230	$271,587	$127,395	$35,844	$30,630
Restricted cash	42,994	41,863	31,663	41,907	48,937	52,308	51,101
Cash and cash equivalents and Restricted cash	252,874	261,148	196,893	313,494	176,332	88,152	81,731
Mortgage loans held for sale (at fair value)	5,412,452	5,191,261	3,301,694	2,281,835	1,904,174	1,732,384	1,554,230
Mortgage servicing rights (at fair value)	1,267,253	1,156,357	748,457	583,263	499,782	475,870	575,035
Property and equipment, net	23,350	23,027	21,710	18,595	15,623	13,422	12,051
Accounts receivable, net	177,360	290,555	152,845	79,320	45,185	59,631	57,872
Derivative assets	125,217	186,909	334,323	284,359	244,058	281,237	40,544
Goodwill and intangibles	10,789	10,789	10,789	10,789	10,789	11,106	11,935
GNMA loans eligible for repurchase	988,218	1,446,495	2,524,240	2,919,881	2,351,249	500,460	499,207
Other assets	112,143	103,850	87,622	83,897	77,110	99,377	76,162
Total assets	$8,369,656	$8,670,391	$7,378,573	$6,575,434	$5,324,301	$3,261,639	$2,908,767

Liabilities and Shareholders’ Equity:
Liabilities:
Warehouse lines of credit	$5,057,590	$4,847,431	$3,005,415	$2,092,477	$1,767,511	$1,621,236	$1,478,183
Term debt and other borrowings, net	1,166,538	888,437	454,022	374,090	348,901	429,226	424,958
Accounts payable and accrued expenses	146,138	196,542	167,532	313,887	78,216	127,823	39,739
GNMA loans eligible for repurchase	988,218	1,446,495	2,524,240	2,919,881	2,351,249	500,460	499,207
Other liabilities	301,844	509,189	299,890	132,333	145,363	119,110	56,368
Total liabilities	7,660,328	7,888,094	6,451,099	5,832,668	4,691,240	2,797,856	2,498,455
Shareholders’ Equity:
Common stock	-	-	-	-	-	-	-
Additional paid-in capital	520,505	69,451	519,510	363,354	517,702	517,449	454,861
Retained earnings (accumulated deficit)	188,823	712,846	407,964	379,411	115,353	(53,665)	(44,549)
Total shareholders' equity	709,328	782,297	927,474	742,765	633,055	463,784	410,312
Total liabilities and shareholders' equity	$8,369,656	$8,670,391	$7,378,573	$6,575,434	$5,324,301	$3,261,639	$2,908,767

Home Point Capital Inc.
Key Performance Indicators (KPIs)

Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Origination Volume by Channel ($ thousands)
Wholesale	$18,380,041	$19,668,264	$14,130,341	$10,982,207	$7,844,172	$4,946,545	$4,541,560
Correspondent	5,695,078	8,243,380	8,575,794	6,280,149	3,490,965	2,925,706	3,538,842
Direct	1,390,698	1,514,287	1,249,459	851,980	431,714	292,812	196,020
Total Originations	$25,465,816	$29,425,931	$23,955,593	$18,114,336	$11,766,851	$8,165,063	$8,276,422

Fallout Adjusted Lock Volume by Channel ($ thousands)
Wholesale	$15,566,192	$16,139,923	$13,704,506	$11,242,589	$8,170,570	$6,962,668	$3,634,264
Correspondent	3,962,583	6,673,059	6,607,574	6,547,672	4,694,408	3,227,697	3,324,317
Direct	835,980	739,796	838,727	799,514	591,015	335,386	136,219
Total Fallout Adjusted Lock Volume	$20,364,755	$23,552,778	$21,150,807	$18,589,775	$13,455,993	$10,525,750	$7,094,799

Gain on Sale Margin by Channel (in thousands)[1]
TPO	$114,486	$245,050	$321,105	$359,512	$252,534	$130,171	$42,402
Corr	9,270	22,162	20,207	40,431	50,163	21,412	13,489
Retail	26,322	26,758	33,451	33,564	25,943	14,579	6,872
Other[2]	(32,877)	52,652	47,394	69,838	47,928	(51,604)	1,244
Total Gain on Sale Margin	$117,201	$346,623	$422,158	$503,344	$376,569	$114,558	$64,006

Gain on Sale Margin (bps)[1]
TPO	74	152	234	320	309	187	117
Corr	23	33	31	62	107	66	41
Retail	315	362	399	420	439	435	504
Other	(16)	22	22	38	38	(60)	2
Total Gain on Sale Margin	58	147	200	271	280	97	90

Market Share for the period ended[3]
Overall share of origination market	NA4	2.2%	1.9%	1.6%	1.2%	1.2%	1.1%
Share of wholesale channel	NA4	10.4%	8.2%	7.3%	6.2%	4.7%	4.5%

Origination Volume by Purpose
Purchase	35.2%	20.4%	29.5%	29.0%	30.7%	39.3%	44.3%
Refinance	64.8%	79.6%	70.5%	71.0%	69.3%	60.7%	55.7%

Third Party Partners
Number of Broker Partners	6,738	6,023	5,372	4,921	4,338	3,512	3,085
Number of Correspondent Sellers	642	620	604	594	580	552	537

Mortgage Servicing
MSR Servicing Portfolio - UPB	$124,258,935	$105,821,372	$91,482,967	$75,127,985	$64,160,826	$57,904,789	$52,600,547
Average MSR Servicing Portfolio - UPB	$106,268,092	$97,049,311	$72,041,757	$63,864,266	$59,751,095	$54,658,802	$47,012,186
MSR Servicing Portfolio - Units	449,029	396,641	359,323	310,729	285,353	255,817	236,362

Weighted average coupon rate	3.09%	3.19%	3.41%	3.63%	3.79%	3.94%	4.01%

60+ days delinquent, incl. forbearance	1.6%	2.7%	4.4%	6.6%	7.8%	1.7%	1.7%
60+ days delinquent, excl. forbearance	1.3%	1.0%	1.5%	2.6%	1.4%	NA	NA

MSR Multiple	3.69	x	3.84	x	2.85	x	2.57	x	2.51	x	2.61	x	3.43	x

(1) Calculated as gain on sale divided by Fallout Adjusted Lock Volume. Gain on sale includes gain on loans, net, loan fee income, interest income (expense), net, and loan servicing fees (expense) for the Origination segment.

(2) Includes interest income (expense), net, realized and unrealized gains (losses) on locks and mortgage loans held for sale, net hedging results, the provision for the represeentation and warranty reserve, and differences between modeled and actual pull-through.

(3) For each period, overall share calculated as the Company’s originations dollar value divided by the total residential originations in the United States per Inside Mortgage Finance, a third party provider of residential mortgage industry news and statistics. For each period, wholesale channel share calculated as the Company’s wholesale originations dollar value divided by the total wholesale originations in the United States per Inside Mortgage Finance.

(4) Information for this time period not available as of the date of the release of this quarterly financial supplement.

Home Point Capital Inc.
Condensed Consolidated Statements of Income and Non-GAAP Measurements
(Unaudited)
($ amounts in thousands)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019

Reconciliation of Adjusted Revenue to Total Revenue, Net
Total revenue, net	$84,372	$421,972	$455,007	$510,798	$345,024	$67,629	$96,722
Income from equity method investment	13,198	4,163	2,844	9,870	1,864	2,316	110
Change in FV of MSR, net of hedge	29,181	(102,020)	(17,173)	11,817	31,111	55,375	(10,445)
Adjusted revenue	$126,751	$324,115	$440,678	$532,485	$377,999	$125,319	$86,387

Reconciliation of Adjusted Net Income (Loss) to Total Net Income (Loss)
Total net income (loss)	$(73,213)	$148,969	$184,397	$264,062	$169,022	$(10,548)	$16,067
Change in FV of MSR, net of hedge	29,181	(102,020)	(17,173)	11,817	31,111	55,375	(10,445)
Income tax effect of change in FV of MSR	(6,989)	25,709	3,664	(3,173)	(8,167)	(11,814)	2,329
Adjusted net income	$(51,021)	$72,658	$170,889	$272,706	$191,965	$33,012	$7,952

Reconciliation of Adjuted Net Margin to Net Margin
Total revenue, net	$84,372	$421,972	$455,007	$510,798	$345,024	$67,629	$96,722
Total net income (loss)	(73,213)	148,969	184,397	264,062	169,022	(10,548)	16,067
Net margin	NM	35%	41%	52%	49%	NM	17%

Adjusted revenue	$126,751	$324,115	$440,678	$532,485	$377,999	$125,319	$86,387
Adjusted net income	(51,021)	72,658	170,889	272,706	191,965	33,012	7,952
Net margin	NM	22%	39%	51%	51%	26%	9%